UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 3, 2025

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TENABLE HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-38600	47-5580846
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

6100 Merriweather Drive, Columbia, Maryland, 21044
(Address of principal executive offices, including zip code)

(410) 872-0555
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	TENB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.
On January 4, 2025, Tenable Holdings, Inc. (the "Company") issued a press release regarding the passing of Amit Yoran, the Company’s Chief Executive Officer and Chairman, further described in Item 5.02 below. In that press release, the Company also announced that it expects to meet or exceed the financial guidance for the fourth quarter and full year ended December 31, 2024 as set forth in the Company’s earnings release dated October 30, 2024. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information in this Item 2.02 of this Current Report on 8-K (including Exhibit 99.1) is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information shall not be deemed incorporated by reference into any other filing with the Securities and Exchange Commission made by the Company, whether made before or after today’s date, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific references in such filing.
Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On January 4, 2025, the Company announced with deep sadness that Mr. Yoran had passed away on January 3, 2025. The Company previously announced on December 5, 2024 that Mr. Yoran had begun a temporary medical leave of absence from his duties as Chief Executive Officer. At that time, the Board of Directors appointed Stephen A. Vintz, the Company’s Chief Financial Officer, and Mark Thurmond, the Company’s Chief Operating Officer, to serve as Co-Chief Executive Officers, with Mr. Vintz serving as principal executive officer, on an interim basis. On January 4, 2025, in light of Mr. Yoran’s passing, the Board of Directors determined that Mr. Vintz and Mr. Thurmond will continue to serve as interim Co-Chief Executive Officers as the Board conducts a search for the Company’s next Chief Executive Officer, which will include both internal and external candidates.
Also on January 4, 2025, the Board appointed Arthur W. Coviello, Jr., the Board’s lead independent director, to serve as Chairman of the Board and decreased the size of the board to eight directors, each effective immediately.
The Board of Directors, executive leadership team, and employees of Tenable extend their deepest condolences to Mr. Yoran’s family and express profound gratitude for his leadership and extraordinary contributions to the Company.
Item 9.01    Financial Statements and Exhibits.
(d)     Exhibits

Exhibit Number	Description
99.1	Press release — "Tenable Announces the Passing of Chairman and CEO Amit Yoran"
101.SCH	Inline XBRL Taxonomy Extension Schema Document.
101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document.
101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document.
104	The cover page from Tenable's 8-K filed on January 6, 2025, formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TENABLE HOLDINGS, INC.

Date:	January 6, 2025	By:	/s/ Michelle VonderHaar
Michelle VonderHaar
Chief Legal Officer and Corporate Secretary